Exhibit 23(b)


                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of The Procter & Gamble Company on Form S-8 of our report dated August 1, 2000 incorporated by reference in the Annual Report on Form 10-K of The Procter & Gamble Company for the year ended June 30, 2000.

We additionally consent to the reference to us under the heading "Experts" in this Registration Statement.


/s/DELOITTE & TOUCHE LLP
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Deloitte & Touche LLP
Cincinnati, Ohio
September 29, 2000